MERIDIAN BANK TEXAS
100 Lexington Street, Ste. 100
Fort Worth, Texas 76102

January 30, 2013

GATEWAY ENERGY CORPORATION
1415 Louisiana Street, Suite 4100
Houston, Texas 77002

Re: Paydown Letter

Ladies and Gentlemen:

GATEWAY ENERGY CORPORATION ("Borrower"), a Delaware corporation, has requested that MERIDIAN BANK ("Lender"), provide this Paydown Letter in connection with the sale by GATEWAY PIPELINE USA CORPORATION ("Mortgagor"), a Delaware corporation, of substantially all of its natural gas pipeline facilities and properties (the "Properties") to GEC HOLDING, LLC (now known as FMP HOLDINGS, LLC), a Delaware limited liability company ("Buyer"). Unless otherwise defined herein, capitalized terms have the meanings assigned in the Loan Agreement dated December 7, 2009, among Borrower, Lender, and Guarantors (as defined therein), as now or hereafter amended, restated, replaced, supplemented, or otherwise modified from time to time (the "Loan Agreement").

1. Sale. Mortgagor has agreed to sell the Properties pursuant to an Asset Sales Agreement (the "Sales Agreement") dated December 12, 2012, with Buyer. Borrower has requested that Lender consent to the sale of the Properties under the Sales Agreement, and agree to release the Properties from the Security Documents upon closing of the sale. Lender hereby consents to the sale of the Properties and agrees to release Properties from the Security Documents on the terms set forth in this Paydown Letter.

2. Paydown. In connection with the sale of the Properties, Borrower intends to fund the partial payoff of the Term Loan on or about January 30, 2013. Borrower shall apply the proceeds of the Sales Agreement to the Term Loan such that it shall reduce the outstanding principal balance owing on the Term Loan to $1,732,674.11, as a condition precedent to the delivery of the Full Release (as hereinafter defined).

3. Full Release. Lender has signed the Full Release attached as Exhibit A to this Paydown Letter (the "Full Release"); and a copy of the signed Full Release is enclosed for your reference. Upon closing of the sale of the Properties, and the reduction in the principal balance of the Term Loan required in Paragraph 2 above, Lender will overnight four (4) signed counterparts of the Full Release to Buyer.

4. Termination of Financing Statements. Upon closing of the sale of the Properties, and subject to the conditions precedent above, Lender authorizes Mortgagor and Buyer to file the UCC-3 Terminations that are attached to the Full Release.

5. Further Assurances. At any time and at Borrower's expense, Lender agrees to execute and deliver such other documents as Borrower may from time to time reasonably request to effectuate the release and termination of any security interests and liens which secure Borrower's obligations under the Loan Agreement.

6. Final Agreement. THE WRITTEN LOAN AGREEMENT (TOGETHER WITH THE EXECUTED DOCUMENTS REFERENCED HEREIN) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

If the foregoing correctly sets forth your understanding of our agreement, please sign and return one copy of this Paydown Letter.

LENDER: MERIDIAN BANK TEXAS

By: ______________________
John Van Son,
Executive Vice President

Agreed this 7 day of February, 2013:

BORROWER:

GATEWAY ENERGY CORPORATION

By: [signature]
Name: FREDERICK M. PEVOW
Title: PRESIDENT

MORTGAGOR:

GATEWAY PIPELINE USA CORPORATION

BY: [signature]
NAME: FREDERICK M. PEVOW
TITLE: PRESIDENT

To be filed in
County: Tarrant
State: Texas

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

FULL RELEASE

This Full Release is signed effective January 30, 2013, by MERIDIAN BANK TEXAS ("Lender"), 100 Lexington Street, Suite 100, Fort Worth, Texas 76102, for the purpose of releasing liens and security interests securing indebtedness owed by GATEWAY ENERGY CORPORATION ("Borrower"), a Delaware corporation, Wedge Tower, 1415 Louisiana Street, Suite 4100, Houston, Texas 77002.

Lender is the present legal and equitable owner and holder of indebtedness (the "Obligations") secured by the Deed of Trust and Security Agreement dated June 22, 2011, executed by GATEWAY PIPELINE USA CORPORATION ("Mortgagor"), a Delaware corporation, in favor of Lender, covering oil and gas properties in Arkansas, Missouri, and Texas, and amended and filed as shown on Schedule 1 attached (as amended, the "Deed of Trust"). The liens and security interests created, described, or renewed and extended by the Deed of Trust shall be referred to collectively as the "Liens".

Mortgagor has requested that Lender release the Deed of Trust and the Liens. For valuable consideration, Lender hereby releases the Deed of Trust and the Liens.

Lender will execute and deliver such further instruments as may be reasonably requested by Borrower and Mortgagor to release the Deed of Trust, the Financing Statement, and the Liens.

If necessary for recordation, there may be attached as Exhibit A a description of the Realty Collateral covered by the Deed of Trusts and located in the county in which a counterpart is filed.

This Full Release is executed on the date stated above.

LENDER:

MERIDIAN BANK TEXAS

By: [signature]
John Van Son,
Executive Vice President

STATE OF TEXAS §
§
COUNTY OF TARRANT §

This instrument was acknowledged before me on February 12, 2013 by John Van Son, as Executive Vice President of MERIDIAN BANK TEXAS, on behalf of the bank.

CANDICE SMITH
Notary Public
STATE OF TEXAS
My Comm. Exp. June 3, 2014

[signature]
NOTARY PUBLIC, STATE OF TEXAS

Schedules and Exhibits:
Schedule 1- Deed of Trust
Exhibit A - Realty Collateral (may be omitted)

SCHEDULE 1
to
FULL RELEASE

Deed of Trust

1. Deed of Trust and Security Agreement executed June 22, 2011 by GATEWAY PIPELINE USA CORPORATION in favor of MERIDIAN BANK TEXAS, and filed as shown below:

Location		Volume/Page	Records
Texas			
	Guadalupe	3009/0894	OPR
	Shelby	2011005026	OPR
Arkansas			
	Miller	2011R005484	OPR
Missouri			
	Pettis	2011-6796	Deeds

2. Amendment to Deed of Trust signed effective February 29, 2012 by GATEWAY PIPELINE USA CORPORATION in favor of MERIDIAN BANK TEXAS, and filed as shown below:

Location		Volume/Page	Records
Texas			
	Guadalupe	3108/0981	OPR
	Shelby	2012-002152	OPR
Arkansas			
	Miller	2012R002952	OPR
Missouri			
	Pettis	2012-1929	Deeds

PREPARED BY AND AFTER
RECORDING PLEASE RETURN TO:
Austin S. Conner
HARRIS, FINLEY & BOGLE, P.C.
777 Main Street, Suite 3600
Fort Worth, Texas 76102-5341
(817) 870-8700